1
EXHIBIT 32.1
CERTIFICATION OF PERIODIC REPORT
I,

John

P.

D.

Cato,

Chairman,

President

and

Chief

Executive

Officer

of

The

Cato

Corporation

(the
“Company”), certify,

pursuant to

Section 906 of

the Sarbanes-Oxley

Act of

2002, 18

U.S.C. Section 1350,
that on the date of this

Certification:
1.
the Form 10-Q of the Company for

the quarter ended July 29, 2023

(the “Report”) fully complies with the
requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934; and
2.
the information contained in the Report

fairly presents, in all material respects, the

financial condition and
results of operations of the Company.
Dated: August 23, 2023

/s/ John P.

D. Cato

John P.

D. Cato

Chairman, President and

Chief Executive Officer